UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2015

Rally Software Development Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-35868	84-1597294
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 Walnut Street Boulder, Colorado	80301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 565-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

The information set forth in Item 3.01 and Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

On July 8, 2015 in connection with the Acquisition Agreement (as defined below) and the consummation of the transactions contemplated therein, Rally Software Development Corp., a Delaware corporation (the “Company”), notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and of its intent to remove its common stock from listing on the NYSE and requested that the NYSE file a delisting application with the SEC on Form 25 to delist and deregister its common stock. Trading of the Shares on the NYSE was suspended prior to market open on July 8, 2015. The Company intends to file with the Securities and Exchange Commission (the “SEC”), on Form 15, a certification and notice of termination of the registration of such shares of common stock under Section 12(g) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) and suspension of its obligations to file reports under Sections 13 and 15(d) of the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

The information set forth in Item 5.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.01. Changes in Control of Registrant.

As previously disclosed, on May 27, 2015, CA, Inc., a Delaware corporation (“Parent”), the Company, and Grand Prix Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Parent (“Purchaser”), entered into an Acquisition Agreement (the “Acquisition Agreement”), a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 27, 2015, which is incorporated herein by reference. In accordance with the terms of the Acquisition Agreement, on June 8, 2015, Purchaser commenced a tender offer (the “Offer”) to acquire all of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Shares”), at a purchase price of $19.50 per Share (the “Offer Price”), without interest thereon, net to the seller in cash, and subject to reduction for any applicable U.S. federal withholding, back-up withholding or other applicable tax withholdings, upon the terms and conditions set forth in the offer to purchase dated June 8, 2015 (together with any subsequent amendments or supplements thereto, the “Offer to Purchase”) and in the related Letter of Transmittal.

The Offer expired at 12:01 A.M., Eastern Time, on July 8, 2015. Parent and Purchaser were advised by Computershare Trust Company, N.A., the depositary for the Offer (the “Depositary”), that, as of the expiration of the Offer, a total of 21,921,209 Shares had been validly tendered into and not withdrawn pursuant to the Offer, representing approximately 84.59% of the outstanding Shares as of 12:01 A.M., Eastern Time, on July 8, 2015. Additionally, the Depositary advised Parent and the Purchaser that an additional 219,884 Shares had been tendered by notice of guaranteed delivery, representing approximately .84% of the outstanding Shares at such time. The aggregate number of Shares validly tendered and not properly withdrawn pursuant to the Offer, taken together with Shares owned by Parent and Purchaser, satisfies the condition to the Offer that the number of validly tendered shares represents a majority of all outstanding Shares.  All conditions to the Offer having been satisfied, Purchaser has accepted for payment, and is required to promptly pay for, all Shares validly tendered pursuant to the Offer and not properly withdrawn. Payment for such Shares has been made to the Depositary, which will transmit payments to tendering stockholders in accordance with the terms of the Offer.

On July 8, 2015, following acceptance of the Shares tendered in the Offer, Purchaser acquired sufficient Shares to consumate the Merger without a vote of the Company’s stockholders in accordance with Section 251(h) of the General Corporation Law of the State of Delaware (the “DGCL”), with the Company surviving as a wholly owned subsidiary of

Parent (the “Merger”). At the effective time of the Merger (the “Effective Time”), each Share issued and outstanding immediately prior to the Effective Time and not tendered pursuant to the Offer (other than Shares owned by Parent, the Company or Purchaser or any of their direct or indirect wholly owned subsidiaries and Shares with respect to which appraisal rights were properly exercised in accordance with the DGCL) was cancelled and automatically converted into the right to receive cash in an amount equal to the Offer Price.

The aggregate consideration paid in the Offer and the Merger pursuant to the terms of the Acquisition Agreement is approximately $546,951,472.01 million and Parent funded the payments required to complete the Offer and the Merger using a combination of cash on hand and borrowings under its existing revolving credit facility. Parent will provide additional financial detail regarding fiscal year 2016 guidance when it reports first quarter earnings on July 23, 2015.

The foregoing summary of the Acquisition Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Acquisition Agreement, a copy of which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company on May 27, 2015, which is incorporated herein by reference.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Acquisition Agreement and effective as of the Effective Time, Thomas F. Bogan, Yancey L. Spruill, Timothy V. Wolf, Timothy A. Miller, Bryan Stolle, Margaret E. Porfido, and Mark T. Carges resigned as members of the Company’s Board of Directors and effective as of the Effective Time, Lawrence Egan and Neil Manna, the directors of Purchaser immediately prior to the effective time of the Merger, became the directors of the Company.

In accordance with the terms of the Acquisition Agreement and effective as of the Effective Time, Timothy A. Miller, James M. Lejeal, Ryan Martens, Kenneth Mesikapp, David A. Huberman, Angela Tucci and Elizabeth Andora resigned as officers of the Company, and effective as of the Effective Time, Lawrence Egan and Neil Manna, the officers of Purchaser immediately prior to the effective time of the Merger, became the directors of the Company.

Item 5.03.  Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As described in the Acquisition Agreement, at the Effective Time, the articles of incorporation and bylaws of the Company were amended and restated.  Copies of the amended and restated articles of incorporation and bylaws are attached hereto as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated herein by reference.

Item 8.01.  Other Events

On July 8, 2015, the Company and Parent issued a joint press release announcing the expiration and results of the Offer. Such press release is included as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Number	Title

2.1

Acquisition Agreement, dated as of May 27, 2015, by and among CA, Inc., Grand Prix Acquisition Corp., and Rally Software Development Corp. (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Rally Software Development Corp, with the Securities and Exchange Commission on May 27, 2015).

3.1	Amended and Restated Certificate of Incorporation of Rally Software Development Corp.

3.2	Amended and Restated Bylaws of Rally Software Development Corp.

99.1

Joint Press Release of CA, Inc. and Rally Development Corp. dated July 8, 2015 (incorporated by reference to Exhibit (a)(5)(B) to CA, Inc.’s Amendment No. 4 to the Tender Offer Statement on Schedule TO, filed on July 8, 2015).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rally Software Development Corp.

Dated: July 8, 2015
	By:	/s/ James M. Lejeal
James M. Lejeal
Chief Financial Officer and Treasurer